UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2014

Kraft Foods Group, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753
(Address of principal executive offices, including zip code)

(847) 646-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 29, 2014, we registered 1,500,000 shares of our common stock, to be offered pursuant to the Kraft Social Stock Plan, under our Registration Statement on Form S-3 (Reg. No. 333-184198), dated October 9, 2013, and the related Prospectus, dated August 29, 2014.

A copy of the opinion relating to the registration and offering, as described herein, is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description
5.1	Opinion of Hunton & Williams LLP.
23.1	Consent of Hunton & Williams LLP (set forth in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: August 29, 2014	By:	/s/ Teri List-Stoll
Teri List-Stoll
Executive Vice President and Chief Financial Officer

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